                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2


                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):        August 29, 1997







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12084                       34-1559357
(State of incorporation)      (Commission File Number)     (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

         (a)  Financial Statements of Business Acquired
              -----------------------------------------

         Unaudited combined financial statements for WorldCrisa Corporation and Crisa Corporation as of and for the six months ended June 30, 1997, although not required by Item 7(a), related to the series of transactions with Vitro S.A. ("Vitro") and certain of its subsidiaries described in Item 2 of form 8-K of Libbey Inc. dated August 29, 1997 are attached hereto as exhibits and incorporated herein by this reference.




         (c)  Exhibits
              --------


         Exhibit
             No.                    Description
         -------                    -----------

              4 Unaudited Combined Financial Statements for WorldCrisa Corporation and Crisa Corporation as of and for the six months ended June 30, 1997, referenced in Item 7(a) above.

             23.1 Consent of Independent Auditors, Deloitte & Touche Mexico, giving permission for incorporation of Vitrocrisa, S.A. de C.V. audited financial statements as part of the Current Report on Form 8-K. (filed herewith)

             23.2 Consent of Independent Auditors, Deloitte & Touche LLP, giving permission for incorporation of WorldCrisa Corporation and Crisa Corporation Combined Financial Statements as part of the Current Report on Form 8-K. (filed herewith)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LIBBEY INC.
                                   -----------
                                   Registrant





Date:  October 23, 1997                  /s/ Kenneth G. Wilkes
       ---------------------            ----------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        and Treasurer


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                                  EXHIBIT INDEX


     Exhibit
        No                           Description
     -------                         -----------

       4 Unaudited June 30, 1997 Financial Statements referenced in Item 7(a) for WorldCrisa Corporation and Crisa

     23.1 Consent of Independent Auditors, Deloitte & Touche Mexico, giving permission for incorporation of Vitrocrisa, S.A. de C.V. audited financial statements as part of the Current Report on Form 8-K. (filed herewith)

     23.2 Consent of Independent Auditors, Deloitte & Touche LLP, giving permission for incorporation of WorldCrisa Corporation and Crisa Corporation Combined Financial Statements as part of the Current Report on Form 8-K. (filed herewith).